                                                                    EXHIBIT 10.7

              SUPPLEMENT AND AMENDMENT TO DEED OF TRUST, MORTGAGE,
            LINE OF CREDIT MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT

         THIS  SUPPLEMENT  AND  AMENDMENT  TO DEED OF TRUST,  MORTGAGE,  LINE OF
CREDIT MORTGAGE,  ASSIGNMENT,  SECURITY AGREEMENT,  FIXTURE FILING AND FINANCING
STATEMENT (this  "Supplement") is entered into as of the effective time and date hereinafter  stated (the  "Effective  Date") by ST. MARY LAND &  EXPLORATION
COMPANY ("Parent"),  a Delaware corporation (Taxpayer I.D. No. 41-0518430);  ST.
MARY ENERGY  COMPANY  ("Energy"),  a Delaware  corporation  (Taxpayer  I.D.  No.
76-0554924);  NANCE  PETROLEUM  CORPORATION  ("Nance"),  a  Montana  corporation
(Taxpayer I.D. No.  81-0309883);  and NPC Inc. ("NPC"),  a Colorado  corporation
(Taxpayer I.D. No.  11-3668557)  (Parent,  Energy,  Nance,  and NPC being herein individually and collectively called "Mortgagor");  to Jay Chernosky, as Trustee with respect to Property located in the State of Texas, whose address for notice is 1001 Fannin  Street,  Suite 2255,  Houston,  Texas 77002,  for the benefit of
WACHOVIA BANK, NATIONAL ASSOCIATION,  as Administrative Agent (in such capacity, the  "Agent")  for  the  lenders  (collectively,  the  "Lenders")  party  to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. Parent,  the Agent and the Lenders  entered into that certain Credit
Agreement dated as of January 27, 2003, by and among Parent, the Agent, and each of the  Lenders  (together  with all  amendments  or  modifications  thereof and supplements thereto the "Existing Credit Agreement").

         B. Each of Energy, Nance and NPC have guaranteed the prompt payment and performance of all  indebtedness,  obligations  and liabilities of the Parent to the Lenders  and/or  Agent  pursuant to the terms and  conditions  of a separate
Guaranty Agreement each dated as of January 27, 2003 (each an "Existing Guaranty
Agreement").

         C. The  indebtedness,  obligations  and  liabilities  of (i) the Parent under or in connection with the Existing Credit Agreement and (ii) Energy, Nance and NPC  under or in  connection  with the  Existing  Guaranty  Agreements,  are secured by, among other things,  that certain Deed of Trust,  Mortgage,  Line of
Credit Mortgage,  Assignment,  Security Agreement,  Fixture Filing and Financing
Statement more particularly described in Annex I attached hereto and made a part hereof for all purposes  (together with all supplements and amendments  thereto, the "Mortgage").

         D. The Mortgage was duly recorded as set forth on attached Annex I.

         E.  Parent,  the Agent and the Lenders  have  amended and  restated the
Existing  Credit  Agreement by entering  into that certain  Amended and Restated
Credit  Agreement  dated as of April 7, 2005  (together  with all  amendments or modifications thereof and supplements thereto, the "Credit Agreement"), whereby, pursuant to which,  the Lenders have agreed to make certain  Loans to and extend credit for the  account of Parent  subject to the  limitations  set forth in the

                                      -1-

Credit Agreement. The initial loans under the Credit Agreement have been used by
Parent to renew,  extend,  rearrange and modify all outstanding  indebtedness of
Parent under the Existing Credit Agreement.

         F.  Each of  Energy,  Nance and NPC have  amended  and  restated  their respective  Existing Guaranty Agreement by entering into a "Guaranty  Agreement"
(as  defined in the  Credit  Agreement)  guaranteeing  the  prompt  payment  and performance of all  indebtedness,  obligations  and liabilities of the Parent to the Lenders and/or Agent under or in connection with the Credit Agreement.

         G. Mortgagor hereby desires to supplement and amend the Mortgage by (a)
adding to the  Mortgaged  Property  described  therein and  covered  thereby all rights,  titles,  interests  and  estates  now owned or  hereafter  acquired  by
Mortgagor in and to the properties  described on Exhibit A-1 attached hereto and made a part hereof for all  purposes,  and (b) amending in its entirety  Section
1.3 (Secured Indebtedness) of the Mortgage.

         NOW,  THEREFORE,  for good and valuable  consideration  in hand paid by
Mortgagor  to Agent and in  consideration  of the debts and  trusts  hereinafter mentioned,  the receipt and sufficiency of all of which is hereby  acknowledged,
Mortgagor and Agent do hereby agree as follows:

                                   ARTICLE I
                               Grant and Mortgage
                               ------------------

         Section 1.1 Grant and Mortgage.  Mortgagor, for and in consideration of
                     ------------------
the sum of Ten  Dollars  ($10.00)  to  Mortgagor  in hand paid,  and in order to secure the payment of the "secured  indebtedness"  (hereinafter defined) and the
performance  of  the   obligations,   covenants,   agreements,   warranties  and
undertakings of Mortgagor described in the Mortgage, as supplemented and amended hereby, does hereby (a) GRANT, BARGAIN, SELL, CONVEY,  TRANSFER,  ASSIGN AND SET
OVER to Jay Chernosky,  as Trustee ("Trustee"),  and grant to Trustee a POWER OF
SALE  (pursuant  to the  Mortgage,  as  supplemented  and  amended  hereby,  and applicable  law) with respect to, those of the following  described  properties, rights and interests which are located in (or cover  properties  located in) the
State of Texas  and to which  the laws of any such  state  are  applicable  with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or security  interests  created  hereby (the  "Additional  Deed of Trust  Mortgaged
Properties"),  and (b) MORTGAGE,  ASSIGN,  WARRANT,  PLEDGE AND  HYPOTHECATE  to
Agent,  and  grant  to  Agent a POWER  OF SALE  (pursuant  to the  Mortgage,  as supplemented and amended hereby, and applicable law) with respect to, all of the following  described rights,  interests and properties which were not granted to
Trustee  in  clause  (a)  above  (including,  without  limitation,  those of the following  described  properties,  rights and interests which are located in (or cover properties  located in ) the States of Louisiana,  Montana,  North Dakota,
Oklahoma or Wyoming and to which the laws of any such state are applicable  with respect to the Mortgage, as supplemented and amended hereby, and/or the liens or
security   interests   created   hereby)  (the   "Additional   Other   Mortgaged
Properties"):

                  (a) The oil,  gas and/or  other  mineral  properties,  mineral servitudes,  and/or  mineral  rights which are described in Exhibit A-1 attached hereto and made a part hereof;

                                      -2-

                  (b) Without  limitation  of the  foregoing,  all other  right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter  acquired by operation of law or  otherwise) in and to (i) the oil, gas and/or mineral leases or other  agreements  described in Exhibit A-1 hereto,
(ii) the lands  described or referred to in Exhibit A-1 (or  described in any of the instruments  described or referred to in Exhibit A-1), without regard to any limitations  as to specific lands or depths that may be set forth in Exhibit A-1 hereto or in any of the leases or other  agreements  described  in  Exhibit  A-1 hereto and (iii) any other lands (including submerged lands) located anywhere in the United States of America;

                  (c)  All  of  Mortgagor's   interest  (whether  now  owned  or
hereafter  acquired by operation of law or  otherwise)  in and to all  presently existing and  hereafter  created oil, gas and/or  mineral  unitization,  pooling and/or communitization agreements, declarations and/or orders, and in and to the
properties,   rights  and  interests  covered  and  the  units  created  thereby
(including, without limitation, units formed under orders, rules, regulations or
other  official  acts  of  any  federal,   state  or  other   authority   having
jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause A or B above;

                  (d) All of  Mortgagor's  interest in and rights under (whether now owned or hereafter  acquired by operation of law or otherwise) all presently
existing  and  hereafter   created  operating   agreements,   equipment  leases,
production sales contracts,  processing agreements,  transportation  agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements,  area of mutual  interest  agreements,  and other  contracts  and/or agreements which cover,  affect,  or otherwise relate to the properties,  rights and  interests  described in clause A, B or C above or to the  operation of such properties,  rights  and  interests  or  to  the  treating,  handling,  storing, processing,  transporting or marketing of oil, gas, other hydrocarbons, or other minerals  produced from (or allocated to) such properties,  rights and interests
(including,  but not limited to, those contracts  listed in Exhibit A-1 hereto), as same may be amended or supplemented from time to time;

                  (e)  All  of  Mortgagor's   interest  (whether  now  owned  or
hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures,  movable or immovable property and other real and/or personal property
(including,  without limitation,  all wells, pumping units,  wellhead equipment, tanks, pipelines, flow lines, gathering lines,  compressors,  dehydration units,
separators,   meters,  buildings,  injection  facilities,  salt  water  disposal facilities,  and power,  telephone  and  telegraph  lines),  and all  easements, servitudes,  rights-of-way,  surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties,  rights and  interests  described  in clause A, B or C above,  or in connection with the operation of such  properties,  rights and interests,  or in connection with the treating,  handling,  storing,  processing,  transporting or marketing of oil, gas, other  hydrocarbons,  or other minerals produced from (or allocated to) such properties, rights and interests; and

                  (f) All rights,  estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

         TO  HAVE  AND TO HOLD  (a)  the  Additional  Deed  of  Trust  Mortgaged
Properties  unto the Trustee,  and its  successors or substitutes in this trust, and to its or their successors and assigns, in trust,  however,  upon the terms,

                                      -3-

provisions  and  conditions  herein  set  forth,  and (b) the  Additional  Other
Mortgaged  Properties unto Agent, and Agent's  successors and assigns,  upon the terms,  provisions and conditions herein set forth (the Additional Deed of Trust
Mortgaged  Properties and the Additional  Other Mortgaged  Properties are herein sometimes collectively called the "Additional Mortgaged Properties").

         Section 1.2 Grant of Security Interest.  Mortgagor hereby confirms that
                     --------------------------
it has heretofore granted, bargained, sold, conveyed, transferred, assigned, set over, mortgaged, warranted, pledged and hypothecated to the Agent, and granted a security  interest  to the Agent in,  the  "Property"  (as such term is  amended
hereby),  and  Mortgagor  hereby  further  grants,  bargains,   sells,  conveys,
transfers, assigns, sets over, mortgages,  warrants, pledges and hypothecates to
Agent, and grants a security  interest to Agent in, the Property,  to secure the payment and performance of the secured indebtedness hereinafter referred to.

         Section 1.3 Secured Indebtedness. Section 1.3 of the Mortgage is hereby
                     --------------------
amended in its entirety to read as follows:

                  "Section 1.3 Secured  Indebtedness.  This Mortgage is executed
                               ---------------------
         and  delivered  by the  Mortgagor to secure and enforce the payment and performance of the following:

                           (a)  Payment  of  and  performance  of  any  and  all
                  indebtedness,  obligations and liabilities, including interest
                  (including,  without  limitation,  interest accruing after the maturity of the "Loans" (as defined in the hereinafter defined
                  Credit  Agreement)  made by each Lender and interest  accruing after  the  filing  of  any  petition  in  bankruptcy,  or the
                  commencement  of  any  insolvency,   reorganization   or  like
                  proceeding, relating to the Parent, whether or not a claim for post-filing  or  post-petition  interest  is  allowed  in such proceeding)  of the Parent  whether now  existing or hereafter arising under or in connection  with that certain  Amended and
                  Restated  Credit  Agreement  dated as of April 7, 2005, by and among Parent, Agent and the Lenders (as the same may from time to time be amended or supplemented, the "Credit Agreement") or
                  any  other   "Loan   Document"   (as  defined  in  the  Credit
                  Agreement),  including,  without  limitation,  the "Notes" (as defined in the Credit  Agreement)  in the  aggregate  original principal  amount of  $500,000,000  with final  maturity on or before April 7, 2010. The initial Loans made by the Lenders to the Parent  under the Credit  Agreement  represent  a renewal, extension,  rearrangement  and modification of all outstanding
                  indebtedness   of  the  Parent  under  the  "Existing   Credit
                  Agreement" (as defined in the Credit Agreement).

                           (b)   Payment   and   performance   of  any  and  all
                  indebtedness,  obligations  and liabilities of each of Energy,
                  Nance and NPC whether now existing or hereafter  arising under or in connection with its respective  "Guaranty Agreement" (as defined in the Credit Agreement).

                                      -4-

                           (c) Any sums  which  may be  advanced  or paid by the
                  Agent or any  Lender  under the terms  hereof or of the Credit
                  Agreement  or any Loan  Document  on account of the failure of the  Mortgagor to comply with the  covenants of the  Mortgagor contained  herein or in the Credit Agreement or any other Loan
                  Document;  and all other indebtedness of the Mortgagor arising pursuant to the provisions of this Mortgage.

                           (d) Payment of and performance of any and all present
                  or future obligations of the Mortgagor  according to the terms of any present or future  interest rate or currency swap, rate cap, rate floor, rate collar,  forward rate agreement or other exchange  or rate  protection  agreements  or any option  with respect to any such  transaction  now  existing  or  hereafter entered  into  between  the  Mortgagor  and any Lender (or any
                  Affiliate of such Lender).

                           (e) Payment of and performance of any and all present
                  or future obligations of the Mortgagor  according to the terms of any present or future swap agreements,  cap, floor, collar, forward  agreement or other exchange or protection  agreements relating to crude oil,  natural gas or other  hydrocarbons  or any option with respect to any such  transaction  now existing or hereafter entered into between the Mortgagor and any Lender
                  (or any Affiliate of such Lender).

                           (f) Performance of all "Letter of Credit  Agreements"
                  (as  defined in the Credit  Agreement)  executed  from time to time by the Parent or any  Subsidiary  of the Parent  under or
                  pursuant  to  the  Credit  Agreement  and  all   reimbursement
                  obligations for drawn or undrawn portions under any "Letter of
                  Credit" (as defined in the Credit  Agreement) now  outstanding
                  or   hereafter   issued   under  or  pursuant  to  the  Credit
                  Agreement."

         Section 1.4 Assignment of Production,  Accounts and Proceeds. Mortgagor
                     ------------------------------------------------
hereby confirms that it has heretofore absolutely and unconditionally  assigned, transferred and set over and does hereby absolutely and unconditionally  assign, transfer  and  set  over  to  Agent,  its  successors  and  assigns,  all of the
"Production"  (as defined in the Mortgage,  as supplemented  and amended hereby)
which accrues to  Mortgagor's  interest in the "Mortgaged  Properties"  (as such term is  amended  hereby),  and all  "Production  Proceeds"  (as  defined in the
Mortgage,  as supplemented and amended hereby),  together with the immediate and continuing right to collect and receive all such Production Proceeds.

                                   ARTICLE II
                             Definitions; References
                             -----------------------

         Section 2.1 Definitions.   All  capitalized  terms used but not defined
                     -----------
herein  shall  have the  meanings  assigned  to such terms in the  Mortgage,  as supplemented and amended hereby.

                                      -5-

         Section 2.2 References.
                     ----------

                  (a) All  references in the Mortgage to "this  Mortgage"  shall mean the Mortgage as  supplemented  and amended  hereby and as the same may from time to time be further supplemented or amended.

                  (b) All  references in the Mortgage to "Mortgaged  Properties"
are  hereby  supplemented  and  amended  to  include  the  Additional  Mortgaged
Properties as defined and described in this  Supplement as if reference  thereto were  fully made in the  Mortgage  at the time the  Mortgage  was  executed  and recorded.

                  (c) All  references in the Mortgage to  "Property"  are hereby supplemented  and  amended to include the  Additional  Mortgaged  Properties  as defined and described in this Supplement as if reference thereto were fully made in the Mortgage at the time the Mortgage was executed and recorded.

                  (d) All  references in the Mortgage to "Schedule I" are hereby amended and supplemented to include the Wells described on Schedule I-A attached to this  Supplement  as if reference  thereto were fully made in the Mortgage at the time the Mortgage was executed.

                  (e) All  references  in the Mortgage to "Schedule I Wells" are hereby amended and  supplemented  to include the Wells described on Schedule I-A attached  to this  Supplement  as if  reference  thereto  were fully made in the
Mortgage at the time the Mortgage was executed.

                  (f) All references in the Mortgage to "Credit Agreement" shall mean the Credit Agreement (as defined in the Recitals hereto).

                  (g) All  references  in the  Mortgage  to  "Agent"  shall mean
Wachovia Bank, National Association, as Administrative Agent for the Lenders.

                  (h) All references in the Mortgage to "Lenders" shall mean the
Lenders now or hereafter party to the Credit Agreement.

                  (i) All  references in the Mortgage to "secured  indebtedness"
and "indebtedness  secured hereby" shall mean all indebtedness,  obligations and liabilities of Mortgagor  referred to in Section 1.3 of this  Supplement,  which amends in its entirety  Section 1.3 of the  Mortgage,  together with any and all renewals, rearrangements, modifications, increases and extensions thereof.

                  (j) All  references  in the Mortgage to "Notes" shall mean the promissory  notes  issued,  executed and  delivered by the Parent to the Lenders under the Credit Agreement, together with any and all renewals,  rearrangements, modifications, increases and extensions thereof.

                  (k) All references in the Mortgage to "Loan  Documents"  shall mean the Loan Documents (as defined in the Credit Agreement).

                                      -6-

                                  ARTICLE III
                                  Miscellaneous
                                  -------------

         Section 3.1 Extent of Amendments. The parties hereto hereby acknowledge
                     --------------------
and agree that except as specifically  amended,  changed or modified hereby, the
Mortgage  shall  remain in full force and effect in  accordance  with its terms.
None of the  rights,  titles  and  interests  existing  and to exist  under  the
Mortgage are hereby  released,  diminished  or impaired,  and  Mortgagor  hereby reaffirms all covenants, representations and warranties made in the Mortgage.

         Section 3.2 Counterparts.   This  Supplement may be executed in several
                     ------------
counterparts,  all of  which  are  identical,  except  that,  (a) to  facilitate recordation,  certain  counterparts  hereof  may  include  only that  portion of
Exhibit  A-1  which  contains  descriptions  of the  properties  located  in (or otherwise subject to the recording or filing  requirements and/or protections of the recording or filing acts or regulations  of) the recording  jurisdiction  in which the  particular  counterpart  is to be  recorded,  and other  portions  of
Exhibit A-I shall be included in such  counterparts  by  reference  only and (b)
Schedule I-A is attached only to the master  counterparts  hereof being retained by Mortgagor and Agent.

                          [SIGNATURES BEGIN NEXT PAGE]

                                      -7-

         EXECUTED this 7 day of April, 2005, to be effective, however, as of
                       -
April 7, 2005.

WITNESSES:               ST. MARY LAND & EXPLORATION
                         COMPANY
/S/ DEBRA J. ARROYO
-------------------
Name: Debra J. Arroyo
      ---------------    By: /S/ DAVID W. HONEYFIELD
                             -----------------------
/S/ MOLLY DOLTON             David W. Honeyfield
----------------             Vice President - Finance, Secretary and Treasurer
Name: Molly Dolton
      ------------

The address and tax identification number of Parent are:

1776 Lincoln Street, Suite 700
Denver, Colorado 80203
(Denver County)
Taxpayer ID. No. 41-05 18430

The  address of Agent is:
201 South College Street
8th Floor NC 0680
Charlotte, NC 28288

The addresses of Trustees is:
Jay Chernosky
1001 Fannin Street, Suite 2255
Houston, Texas 77002

This instrument prepared by:
Craig W. Murray
Vinson & Elkins L.L.P.
1001 Fannin, Suite 2300
Houston, TX  77002

                                      -8-

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 7 day of April, 2005, THERE
                                              -
personally appeared before me: David W. Honeyfield, the Vice President -
Finance, Secretary and Treasurer of St. Mary Land & Exploration Company, a
Delaware corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

                  The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the
                  corporation specified following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and
                  known by me to be the person whose genuine signature is
                  affixed to the foregoing document as the above designated
                  officer of the corporation specified following such person's name, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my
                  presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Denver, Denver County, Colorado on the day and year first above written.

                            /S/ JAMES C. ROBERTSON
                            ----------------------
                            NOTARY PUBLIC, in and for the State of Colorado

                            James C. Robertson
                            ------------------
My commission expires:      (printed name)

February 14, 2009
-----------------
[SEAL]

                                      -9-

         EXECUTED this 7 day of April, 2005, to be effective, however, as of
                       -
April 7, 2005.

WITNESSES:               ST. MARY ENERGY COMPANY

/S/ DEBRA J. ARROYO
-------------------
Name: Debra J. Arroyo
      ---------------    By: /S/ DAVID W. HONEYFIELD
                             -----------------------
/S/ MOLLY DOLTON             David W. Honeyfield
----------------             Vice President - Finance, Secretary and Treasurer
Name: Molly Dolton
      ------------

The address and tax identification number of Energy are:

580 Westlake Park Blvd., Suite 600
Houston, Texas 77079
Taxpayer ID. No. 76-0554924

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 7 day of April, 2005, there
                                              _
personally appeared before me: David W. Honeyfield, the Vice President -
Finance, Secretary and Treasurer of St. Mary Energy Company, a Delaware
corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

                  The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the
                  corporation specified following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and
                  known by me to be the person whose genuine signature is
                  affixed to the foregoing document as tile above designated officer of the corporation specified following such person's name, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my
                  presence and in tile presence of said witnesses, that he
                  signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such
                  corporation and for the uses and purposes therein set forth and apparent.

                                      -10-

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Denver, Denver County, Colorado on the day and year first above written.

                            /S/ JAMES C. ROBERTSON
                            ----------------------
                            NOTARY PUBLIC, in and for the State of Colorado

                            James C. Robertson
                            ------------------
My commission expires:      (printed name)

February 14, 2009
-----------------
[SEAL]

                                      -11-

         EXECUTED this 7 day of April, 2005, to be effective, however, as of
                       -
April 7, 2005.

WITNESSES:               NANCE PETROLEUM CORPORATION

/S/ DEBRA J. ARROYO
-------------------
Name: Debra J. Arroyo
      ---------------    By: /S/ DAVID W. HONEYFIELD
                             -----------------------
/S/ MOLLY DOLTON             David W. Honeyfield
----------------             Vice President - Finance
Name: Molly Dolton
      ------------

The address and tax identification number of Nance are:

550 North 31st Street, Suite 500
Billings, Montana 59101
(Yellowstone County)
Taxpayer ID. No. 8 1-0309883

STATE OF COLORADO                 ss.
                                  ss.
COUNTY OF DENVER                  ss.

         BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 7 day of April, 2005, there
                                              -
personally appeared before me: David W. Honeyfield, the Vice President -Finance of Nance Petroleum Corporation, a Montana corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

                  The foregoing instrument was acknowledged before mc on this day, by such person, the above designated officer of the
                  corporation specified following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and
                  known by me to be the person whose genuine signature is
                  affixed to the foregoing document as the above designated
                  officer of the corporation specified following such person's name, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my
                  presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF. I have hereunto set my hand and official seal in the City of Denver, Denver County, Colorado, on the day and year first above written.

                            /S/ JAMES C. ROBERTSON
                            ----------------------
                            NOTARY PUBLIC, in and for the State of Colorado

                            James C. Robertson
                            ------------------
My commission expires:      (printed name)

February 14, 2009
-----------------
[SEAL]

                                      -13-

         EXECUTED this 7 day of April, 2005, to be effective, however, as of
                       -
April 7, 2005.

WITNESSES:               NPC INC.

/S/ DEBRA J. ARROYO
-------------------
Name: Debra J. Arroyo
      ---------------    By: /S/ DAVID W. HONEYFIELD
                             -----------------------
/S/ MOLLY DOLTON             David W. Honeyfield
----------------             Vice President - Finance
Name: Molly Dolton
      ------------

The address and tax identification number of NPC Inc. are:

550 North 31st Street, Suite 500
Billings, Montana  59101
(Yellowstone County)
Taxpayer ID. No. 11-3668557

STATE OF COLORADO                   ss.
CITY AND                                    ss.
COUNTY OF DENVER                            ss.

         BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 7 day of April, 2005, there
                                              -
personally appeared before me: David W. Honeyfield, the Vice President - Finance of NPC INC., a Colorado corporation, known to me to be such officer, such corporation being a party to the foregoing instrument.

                  The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the
                  corporation specified following such person's name, on behalf of said corporation.

                  On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and
                  known by me to be the person whose genuine signature is
                  affixed to the foregoing document as the above designated
                  officer of the corporation specified following such person's name, who signed said document before me in the presence of the two witnesses, whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my
                  presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such corporation by authority of its board of directors and as the free act and deed of such corporation and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Denver, Denver County, Colorado, on the day and year first above written.

                            /S/ JAMES C. ROBERTSON
                            ----------------------
                            NOTARY PUBLIC, in and for the State of Colorado

                            James C. Robertson
                            ------------------
My commission expires:      (printed name)

February 14, 2009
-----------------
[SEAL]

                                      -15-

         EXECUTED this 7 day of April, 2005, to be effective, however, as of
                       _
April 7, 2005.

WITNESSES:               WACHOVIA BANK, NATIONAL
                         ASSOCIATION, as Administrative Agent

------------------
Name:-------------
                         By:    /S/ PHILIP J. TRINDER
                                ---------------------
------------------              Name:  Philip J. Trinder
Name: ------------              Title: Vice President

The address of Agent is:

201 South College Street
8th Floor NC 0680
Charlotte, North Carolina 28288

STATE OF TEXAS                ss.
                              ss.
COUNTY OF HARRIS              ss.

         BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this 7 day of April, 2005, there
                                              -
personally appeared before me: Philip J. Trinder, the Vice President of Wachovia
Bank, National Association, a national banking association, known to me to be such officer, such banking association being a party to the foregoing instrument.

                  The foregoing instrument was acknowledged before me on this day, by such person, the above designated officer of the
                  banking association specified following such person's name, on behalf of said banking association.

                  On this date before me, the undersigned authority, personally came and appeared such person, to me personally known and
                  known by me to be the person whose genuine signature is
                  affixed to the foregoing document as the above designated
                  officer of the banking association specified following such person's name, who signed said document before me in the
                  presence of the two witnesses, whose names are thereto
                  subscribed as such, being competent witnesses, and who
                  acknowledged, in my presence and in the presence of said
                  witnesses, that he signed the above and foregoing document as his own free act and deed on behalf of such banking
                  association by authority of its board of directors and as the free act and deed of such banking association and for the uses and purposes therein set forth and apparent.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Harris County, Texas, on the day and year first above written.

                            -----------------------------------------------
                            NOTARY PUBLIC, in and for the State of Texas

                            -----------------------------------------------
My commission expires:      (printed name)

-----------------
[SEAL]

                                      -17-